SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2006

Archon Corporation

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

1-9481	88-0304348
(Commission File Number)	(IRS Employer Identification No.)

4336 Losee Road, Suite #5, North Las Vegas, Nevada	89030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 732-9120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Jay A. Parthemore, Special Director, resigned from the Board of Directors of Archon Corporation (the “Company”) and as the Acting Chairman of the Audit Committee, effective September 15, 2006, and the Company accepted his resignation on September 30, 2006. A copy of the resignation letter is attached hereto as Exhibit 99.01. Effective October 4, 2006, the Company appointed Richard H. Taggart as a Special Director on the Board of Directors. Mr. Richard H. Taggart replaces the Company’s former Special Director, Mr. Parthemore, who resigned.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits:

Exhibit No.	Description
99.01	Letter to Paul W. Lowden, from Jay A. Parthemore dated September 12, 2006, announcing his resignation from the Board of Directors of Archon Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Archon Corporation (Registrant)

Date: October 5, 2006	By:	/s/ Paul W. Lowden
Paul W. Lowden
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Letter to Paul W. Lowden, from Jay A. Parthemore dated September 12, 2006, announcing his resignation from the Board of Directors of Archon Corporation.